Canterbury Consulting Group, Inc.
                     1600 Medford Plaza, 128 Route 70
                        Medford, New Jersey  08055
                   Phone:  609-953-0044 * 800-873-2040
                            Fax:  609-953-0062




Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Canterbury Consulting Group, Inc. (formerly Canterbury Information Technology, Inc.) to be held on October 24, 2001, 2001, at 10:00 a.m.
(EST), at The Mansion on Main Street, Plaza 3000, Voorhees, New Jersey.

At this meeting, you will be asked to consider the following propositions:

1. To elect seven (7) Directors for the ensuing year;

2. To ratify the appointment of Baratz & Associates, P.A., as the Company's independent public accountants for the fiscal year ending November 30, 2001;

3. To transact any other business as may properly be brought before the meeting.

Stockholders of record as of the close of business on August 31, 2001 (record date) are eligible to vote at this Annual Meeting of Stockholders. Stockholders unable to attend the meeting in person are asked to vote, sign, date and promptly return the enclosed proxy in the enclosed self-addressed envelope, which does not require any United States postage. If you attend the meeting, you may revoke your proxy and vote in person.

				By order of the Board of Directors,

				By:/s/ Jean Z. Pikus
	     			   Jean Z. Pikus
	     			   Vice President and Secretary


The Company's annual report to the Securities and Exchange Commission on Form 10-K and other public filings such as interim financial statements, Proxy Statements and Annual Reports to Stockholders are available on the internet directly from the Securities and Exchange Commission's website (www.sec.gov) or upon written request to The Canterbury Investor Relations Department at the address listed below.










                     Canterbury Consulting Group, Inc.
                     1600 Medford Plaza, 128 Route 70
                       Medford, New Jersey  08055

                       P R O X Y   S T A T E M E N T

	Proxies, enclosed with this Proxy Statement, are requested by the Board of Directors of Canterbury Consulting Group, Inc. (formerly Canterbury Information Technology, Inc.) for the Annual Meeting of Stockholders. The meeting is to be held on October 24, 2001 at 10:00 a.m. at The Mansion on Main Street, Plaza
3000, Voorhees, New Jersey.

	Stockholders of record as of the close of business on August 31, 2001 will be entitled to vote at the meeting and any adjournment of that meeting. As of that date, 12,418,549 shares of common stock of Canterbury were outstanding and entitled to one vote each. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any shareholder submitting a proxy has the right to revoke it at any time before it is exercised.

	Any proxies that are sent in by stockholders may be revoked before October 24, 2001, at 10:00 a.m. by mail or other deliveries in writing, or by voice vote if the shareholder attends the Annual Meeting in person.

	The people named as attorneys in the proxies are either Officers or Directors of Canterbury. With respect to the election of a Board of Directors, shares represented by proxies in the enclosed form, which are received, will be voted as explained below under the heading Election of Directors. Where a choice has been specified on the proxy with respect to a proposal, the shares represented by the proxy will be voted in accordance with the choice selected and will be votes FOR that proposal if no specification is indicated.

	Under Pennsylvania law, the presence of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on a particular matter to be acted upon at a meeting, constitutes a quorum for purposes of consideration and action on a matter. Only stockholders indicating affirmative or negative decision on a matter are treated as voting.
Abstentions, broker non-votes or mere absence or failure to vote is not equivalent to a negative decision and will not count toward a quorum, and if a quorum is otherwise present, effect the outcome of a vote. A broker non-vote occurs when a broker submits a proxy but does not have authority to vote a customer's shares on one or more matters. The affirmative vote of the holders of a majority of shares of common stock entitled to vote at the annual meeting is required for approval of each of the actions proposed to be taken at the Annual Meeting. If a stockholders' meeting is called for the election of Directors and is adjourned for lack of a quorum and another stockholders' meeting is called, those stockholders entitled to vote who attend the adjourned meeting, although less than a quorum as fixed under Pennsylvania law or in the by-laws, shall be a quorum for the purpose of electing Directors. If a meeting called to vote upon any other matter than the election of Directors has been adjourned for at least 15 days because of the absence of a quorum, those stockholders entitled to vote who attend such meeting, although less than a quorum as fixed under Pennsylvania law or in the by-laws shall still constitute a quorum for purpose of acting upon any matter set forth in the notice of meeting. If the notice actually states that those stockholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose upon acting on the matter, then the vote would be binding.
             Canterbury Consulting Group, Inc. -- Proxy Statement

	Canterbury is not aware of any other matters to be presented at the meeting. If any other matters are presented at the meeting upon which it is proper to take a vote, shares represented by all proxies received will be voted by and in the judgment of the persons named as proxies.

	An Annual Report containing the Form 10-K for the fiscal year ended November 30, 2000 as filed with the SEC including complete financial statements audited by Ernst & Young, LLP is enclosed with, but not as a part of, this Proxy Statement. Canterbury's Form 10-Q report for the period ended May 31, 2001 are available upon request from the Company's Investor Relations Department or online at www.sec.gov.

	The date that this Proxy Statement and proxy material are being sent to the stockholders is on or about September 26, 2001.


Proposal No. 1 - ELECTION OF DIRECTORS
--------------------------------------
	Seven Directors are to be elected at the meeting, each to serve until the next Annual Meeting and until his or her successor shall have been elected and qualified. Each of the nominees named in the following pages is presently a member of the Board of Directors. If at the time of election any of the nominees are unable or unwilling to serve, for any reason not presently known or contemplated, the persons named on the proxy card will have discretionary authority to vote for the balance of those named and, if they deem it advisable, for a substitute nominee.

NOMINEES FOR DIRECTORS
----------------------
					  Director
Name				   Age   Since	Principal Occupation
----				   ---   -----	--------------------
Stanton M. Pikus(1)	   61	   1981	Chairman of the Board of Directors
Kevin J. McAndrew		   43	   1990	President, Chief Executive Officer,
							Chief Financial Officer, and Treasurer
Jean Zwerlein Pikus	   48	   1984	Vice President - Operations, Secretary
Alan B. Manin		   64	   1981	President, Atlantis, Inc.
Stephen M. Vineberg(2)(3)  60	   1988	President, CMQ, Inc.
Paul L. Shapiro(2)(3)	   50	   1992	Manager, McKesson Drug Co.
Frank A. Cappiello(4)      75	   1995	President, McCullough, Andrews &
							Cappiello, Inc.

   (1) President and Chief Executive Officer from 1981 until June 1, 2001.
   (2) Member of the Compensation Committee of the Board of Directors.
   (3) Member of the Audit Committee of the Board of Directors.
   (4) Chairman and Member of the Audit and Compensation Committees.

BIOGRAPHIES OF THE NOMINEES FOR DIRECTORS

	STANTON M. PIKUS, Chairman of the Board of Directors, was a founder of Canterbury (1981). In June 2001 he resigned as President and Chief Executive Officer of Canterbury Consulting Group, Inc. but remains an employee of the Company. He graduated from The Wharton School of the University of Pennsylvania (B.S., Economics and Accounting) in 1962. Mr. Pikus is also a Director of
                                    2
             Canterbury Consulting Group, Inc. -- Proxy Statement

e*machinery.net, inc., a public company traded on the OTC Bulletin Board. From 1968 until 1984 he worked full-time as President and majority stockholder of Brown, Bailey and Pikus, Inc., a mergers and acquisitions consulting firm that had completed more than twenty transactions. In addition, Mr. Pikus has been retained in the past by various small to medium-sized public and private companies in the capacity of an independent financial consultant. Mr. Pikus is the spouse of Jean Z. Pikus, who is a Director, a Vice President of Operations and the Secretary of Canterbury Consulting Group, Inc.

	KEVIN J. McANDREW, President, Chief Executive Officer, Chief Financial Officer and Treasurer as of June 1, 2001. He was Chief Operating Officer since December, 1993; Executive Vice President and Chief Financial Officer of Canterbury since June 21, 1987; Treasurer since January, 1988; and Director since 1990. Mr. McAndrew is also a Director, Secretary and Chief Financial Officer of e*machinery.net, inc., a public company traded on the OTC Bulletin Board. He is a graduate of the University of Delaware (B.S. Accounting, 1980) and has been a Certified Public Accountant since 1982. From 1980 to 1983 he was an Auditor with the public accounting firm of Coopers & Lybrand in Philadelphia. From 1984 to 1986 Mr. McAndrew was employed as a Controller for a New Jersey based division of Allied Signal, Inc.

	JEAN ZWERLEIN PIKUS, Vice President of Human Resources and Operations, Secretary and Director since December 1, 1984. She was employed by J. B. Lippincott Company, a publishing company, from 1974 to 1983, where she was Assistant Personnel Manager and also created its word processing center, and was responsible for the day-to-day control of word processing and graphic services. In 1984, Ms. Pikus graduated from The Wharton School of the University of Pennsylvania (B.S., Accounting and Management, cum laude). Ms. Pikus is the spouse of Stanton M. Pikus, who is the Chairman of the Board of Directors and an employee of Canterbury Consulting Group, Inc.

	ALAN B. MANIN, Founder and a Director of Canterbury since its inception in 1981. He is currently the President of Atlantis, Inc., a company which provides motivational training to employees of Fortune 1000 companies. He is a graduate of Temple University (B.S., 1960; M.Ed., 1966). He was a teacher and Department Chairman in the Philadelphia School System (1960-1966); a former Vice President and Director of Education for Evelyn Wood Reading Dynamics (1966-1972); a former Director of Northeast Preparatory School (1973); and President, Chief Operating Officer and founder of Health Careers Academy, a federally accredited (National Association of Trade and Technical Schools) vocational school (1974-1979).

	STEPHEN M. VINEBERG, a Director since 1988, is currently the President and Chief Executive Officer of CMQ, Inc. Previously he was a Vice President of Fidelity Bank, Philadelphia, where he was Chief Operating Officer of the Data Processing, Systems and Programming Divisions. Mr. Vineberg also directed a wholly owned subsidiary of the bank that developed and marketed computer software, operated a service bureau and coordinated all electronic funds transfer activities.

	PAUL L. SHAPIRO, a Director since December, 1992, has worked for McKesson Drug Company for the past 16 years. From 1973 through 1975 he was Director of the Pennsylvania Security Officers' Training Academy. In 1973, he graduated from York College of Pennsylvania with a B.S. Degree in Police Administration.

                                     3
             Canterbury Consulting Group, Inc. -- Proxy Statement

	FRANK A. CAPPIELLO, a Director since 1995, is President of the investment advisory firm, McCullough, Andrews & Cappiello, Inc. He is also the author of several books and a regular panelist on "Wall $treet Week with Louis Rukeyser", a regular quest on CNN's "Money Line," CNN Financial's "Market Sweep," a frequent guest on CNBC, and a monthly columnist on the website of CBS's "MarketWatch." Until their sale, he was the Chairman of three no-load mutual funds. For more than 12 years Mr. Cappiello was Chief Investment Officer for an insurance holding company with overall responsibility for managing assets of $800 million. Before that, he was the Research Director of a major stock brokerage firm. He is a graduate of the University of Notre Dame and Harvard University's Graduate School of Business Administration. Mr. Cappiello is also a Director of e*machinery.net, inc., a public company traded on the OTC Bulletin Board.

MANAGEMENT INDEBTEDNESS AND RELATED TRANSACTIONS
------------------------------------------------
	Please be advised that the present Officers and Directors have the following relationships and related transactions with the Company.

	Pursuant to the April 10, 2001 Board of Directors Meeting, the Registrant sold 575,000 restricted shares of Canterbury common stock to the following Officers and Directors as an incentive to continue and increase their efforts on behalf of the Company:

	Stanton M. Pikus 		200,000 	Alan Manin			25,000
	Kevin J. McAndrew		150,000	Paul Shapiro		25,000
	Jean Z. Pikus 		100,000 	Stephen Vineberg		25,000
	Frank A. Cappiello 	 50,000

	These shares of restricted common stock were purchased at the National Market Nasdaq closing price at the time of purchase with interest bearing, recourse notes made payable to the Company. The notes carry an interest rate of 4.0% and are due and payable on or before April, 2006. The notes and accrued interest are collateralized by the shares being issued. Interest will be accrued and paid quarterly. Each recipient also has granted the Company a 15-day right of first refusal, in any sale of these shares.

	Pursuant to the May 16, 2001 Board of Directors Meeting, the Registrant sold 750,000 restricted shares of Canterbury common stock to the following Officers and Directors for various services:

	Stanton M. Pikus 		250,000	Stephen Vineberg		50,000
	Kevin J. McAndrew		150,000	Paul Shapiro		50,000
	Frank A. Cappiello 	135,000 	Alan Manin			40,000
	Jean Z. Pikus 		 75,000

	These shares of restricted common stock were purchased at the National Market Nasdaq closing price at the time of purchase with interest bearing, recourse notes made payable to the Company. The notes carry an interest rate of 4.0% and are due and payable on or before May, 2006. The notes and accrued interest are collateralized by the shares being issued.



                                     4
             Canterbury Consulting Group, Inc. -- Proxy Statement

	Interest will be accrued and paid quarterly. Each recipient also has granted the Company a 15-day right of first refusal, in any sale of these shares.

  	The principal and interest for both sales may be paid in cash or the transfer of stock valued at 100% of the then current market price of any publicly traded company. There is no prepayment penalty on either principal or interest payments.

	For information regarding stock option grants to Directors and Officers please refer to the sections Option Grants and Directors' Remuneration.

EXECUTIVE CASH COMPENSATION
---------------------------
	The following table is a summary of cash compensation paid by Canterbury for services rendered in fiscal 1998, 1999 and 2000 to the Chief Executive Officer and each of the other four most highly-compensated Officers of Canterbury who received at least $100,000 in total annual compensation.


                                             SUMMARY COMPENSATION TABLE
                                                                                Long-Term Compensation
                                     Annual Compensation                   Award                       Payouts
                                ------------------------------   -----------------------------------------------------
						   	 Other Annual   Restricted     Securities      LTIP      All Other
Name and			     Salary     Bonus   Compensation  Stock Awards    Underlying     Payouts   Compensation
Principal Position (1)  Year     ($)       ($)         ($)          ($)        Options/SAR(#)    ($)          ($)
----------------------------------------------------------------------------------------------------------------------
Stanton M. Pikus(1)     2000  $210,000     $-	    $-	            $-	         100,000	  $-	       $-
  			     1999   195,000      -	     -	             -	         240,000	   -	        -
        		     1998   202,500      -	     -	             -	          50,000	   -	        -

Kevin J. McAndrew(2)    2000  $149,000     $-	    $-	            $-	          70,000	  $-	       $-
President , Chief 	     1999   135,000      -	     -	             -	         180,000	   -	        -
Executive, and Chief    1998   127,788      -	     -	             -	          35,000	   -	        -
Financial Officer

(1) Prior to June 1, 2001 Stanton M. Pikus held the positions of President and Chief Executive Officer.
(2) Prior to June 1, 2001, Kevin J. McAndrew held the positions of Executive Vice President, Chief Operating Officer and Chief Financial Officer.

	No other Executive Officers received in excess of $100,000 in total annual compensation for the three-year period.

OPTION GRANTS
-------------
	The following Executive Officers were granted five-year stock options during fiscal 2000 from the 1995 Stock Option Plan.






                                     5
             Canterbury Consulting Group, Inc. -- Proxy Statement

 			  Number of  Percentage of
 			 Securities  Total Options
 			 Underlying   Granted to 			        Grant Date
 			   Options 	 Employees in   Exercise  Expiration    Present
Name			   Granted 	  Fiscal Year     Price      Date        Value
----                 -------    -----------     -----      ----        -----
Stanton M. Pikus     25,000                     $3.00    08/02/05    34,250(a)
                     75,000*        39%         $2.78*   11/28/05*   95,250(a)
Kevin J. McAndrew    20,000                     $3.00    08/02/05    27,400(a)
                     50,000*        28%         $2.78*   11/28/05*   63,500(a)
Jean Z. Pikus        15,000                     $3.00    08/02/05    20,550(a)
                     25,000*        16%         $2.78*   11/28/05*   31,750(a)

  * These five-year stock option grants are part of the 1995 Stock Option Plan as Incentive Option Awards.
 (a) Option values reflect Black-Scholes model output for options. The assumptions used in the model were expected volatility of .693, risk free rate of return of 5.8%, dividend yield of 0%, and time to exercise of 2.5 years.

AGGREGATED OPTION EXERCISES
AND FISCAL YEAR-END 2000 OPTION VALUES
--------------------------------------
	The following table provides information on option exercises in fiscal 2000 by the Executive Officers and on the Executive Officers' unexercised options at November 30, 2000. Included are options granted under the 1995 Stock Incentive Plan.

+--------------------------------------------------------------------------------------------------------+
| 						      Number of Securities         Value of Unexercised     |
| 			  Shares		     Underlying Unexercised        In-The-Money Options     |
| 			Acquired on 	 Value	      Options at Year-End           at Fiscal Year-End      |
|                       Exercise     Realized            2000(#)                       2000(#)           |
| Name	                   (#)	          ($)      Exercisable  Unexercisable  Exercisable  Unexercisable  |
|---------------------+------------+----------+-------------+--------------+------------+----------------+
|                     |            |          |             |              |            |                |
| Stanton M. Pikus    |     0	     |	   -   	 |   440,001   |      0       |  $925,701  |       0        |
|---------------------+------------+----------+-------------+--------------+------------+----------------+
| Kevin J. McAndrew   |     0	     |	   -	 |   326,668	|      0	|  $674,193  |	      0        |
|---------------------+------------+----------+-------------+--------------+------------+----------------+
| Jean Z. Pikus       |     0	     |	   -	 |   191,335	|      0	|  $395,095  |	      0        |
+---------------------+------------+----------+-------------+--------------+------------+----------------+

	Option holders have five years from the date of grant to exercise any or all of their options, and upon leaving Canterbury the option holders must exercise within 30 days or lose the options. These options exercise into restricted shares of company stock.

EMPLOYMENT CONTRACTS
--------------------
	The Company executed new employment agreements dated June 1, 2001 between the Company and Mr. McAndrew and the Company and Mr. Pikus, reflecting their new employment arrangements. Each employment agreement is for a period of five years. Each sets forth various services to be performed. Each employee shall receive an annual salary of $245,000 with annual cost of living increases tied

                                     6
             Canterbury Consulting Group, Inc. -- Proxy Statement

to a nationally recognized index, as set forth by the Board of Directors from time to time. These employment agreements supercede and replace the current employment agreements, including the cancellation of bonus opportunities which were to be payable through December 1, 2003. These agreements also include a non-competition prohibition for a period of three years after employment has been terminated.

COMMITTEES OF THE BOARD AND MEETING ATTENDANCE
----------------------------------------------
	The Board has established an Audit Committee, a Stock Option Committee and a Compensation Committee. All three committees are currently composed entirely of Independent Directors who are not Officers of Canterbury (Frank A. Cappiello, Paul Shapiro and Stephen Vineberg).

	The Company had 16 meetings of the Board of Directors during the last full fiscal year. There was no incumbent who, during the last full fiscal year, attended fewer than 100% of said meetings.

	The Stock Option Committee, which is part of the Compensation Committee, met 5 times during the last fiscal year. The Audit Committee met 4 times during the last fiscal year, their charter is set forth in Appendix A.


Report of the Compensation Committee on Executive Compensation

Overview and Philosophy

The Compensation Committee is responsible for establishing the compensation of, and the compensation policies with respect to, the Company's executive officers, including the Company's Chief Executive Officer, and administering certain of the Company's stock benefit plans. The Compensation Committee is composed of three Independent Directors - Frank Cappiello (Chairman), Paul Shapiro and Stephen Vineberg.

The objectives of the Company's executive compensation program are to:

 	* Attract and retain key executives critical to the long-term success of the Company;
 	* Align the interests of executive officers with the interests of stockholders and the success of the Company; and
 	* Recognize and reward individual performance and responsibility.

Executive Compensation Program

General. The Company's executive compensation program consists of base salary and long-term incentive compensation in the form of stock options. In addition, executive officers participate in benefit programs that are available to the Company's employees, generally. These benefit programs include medical benefits and the 401(k) Plan.

Base Compensation. Mr. Pikus, the Company's President and Chief Executive Officer during fiscal 2000 and Mr. McAndrew, the Company's Executive Vice President and Chief Financial Officer during fiscal 2000, had multi-year

                                     7
             Canterbury Consulting Group, Inc. -- Proxy Statement

employment agreements with the Company. During 2000, compensation for Mr. Pikus and Mr. McAndrew were set within the range of compensation for chief executives with comparable qualifications, experience, length of service, and responsibilities at other companies in the same or similar businesses, based on the determination of and approved by the Compensation Committee.

During the Year 2000, compensation for other executive officers was set within the range of compensation for executives with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses, based on the determination of management. In addition, base compensation for each executive officer was determined on a case by case basis in light of each individual's contribution to the Company as a whole, including the ability to motivate others, develop the necessary skills to grow as the Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success.

Long-Term Incentive Compensation. The Company provides long-term incentives to its executive officers and key employees in the form of stock options and/or the opportunity to purchase restricted common stock of the Company by recourse promissory notes. The objectives of this program are to align executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return, and to enable executives to develop and maintain a significant, long-term stock ownership position in the common stock. Stock options are granted at an option exercise price that is determined by the Board as of the date of grant. However, the option exercise price nor the stock sale price may not be less than the fair market value of the common stock at the time the option is granted (or, in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation, no less than 110% of the fair market value of the common stock at the time the option is granted). Accordingly, these stock options will only have value if the Company's stock price increases above the fair market value of the common stock at the time they were granted. In selecting executives eligible to receive option grants and determining the amount and frequency of such grants, the Company evaluates a variety of factors, including (i) the job level of the executive, (ii) option grants awarded by competitors to executives at comparable job levels and (iii) past, current and prospective service to the Company rendered, or to be rendered, by the executive. Please refer to the table labeled Option Granted to see options granted in fiscal 2000.

Submitted by the Compensation Committee of the Board of Directors of Canterbury Consulting Group, Inc.

							Frank Cappiello, Chairman
							Paul Shapiro
							Stephen Vineberg


Report of the Audit Committee of the Board of Directors

The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended November 30, 2000 and discussed these financial statements with the Company's management. Management is responsible for the Company's

                                     8
             Canterbury Consulting Group, Inc. -- Proxy Statement

internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting, financial and auditing personnel and the independent accountants, the following:

 	* the plan for, and the independent accountants' report on, each audit of the Company's financial statements;
 	* the Company's financial disclosure documents, including all financial
 	  statements and reports filed with the SEC or sent to stockholders;
 	* changes in the Company's accounting practices, principles, controls or
 	  methodologies;
 	* significant developments or changes in accounting rules applicable to the Company; and
 	* the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

The Audit Committee reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Ernst & Young. LLP, the Company's independent auditors at that time. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

 	* methods to account for significant unusual transactions;
 	* the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
 	* the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountants' conclusions regarding the reasonableness of those estimates; and
 	* disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditors' professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to the Company was compatible with maintaining such auditors' independence.

Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended November 30, 2000.
                                     9
             Canterbury Consulting Group, Inc. -- Proxy Statement

Submitted by the Audit Committee of the Board of Directors of Canterbury Consulting Group, Inc.

							Frank Cappiello, Chairman
							Paul Shapiro
							Stephen Vineberg


DIRECTORS' REMUNERATION
-----------------------
	Directors receive no cash compensation for services as Directors. The following Directors received five-year stock options at market value during the 2000 fiscal year.

Name 				Stock Option Amount 		Stock Option Price
----				-------------------		------------------
Stanton M. Pikus* 		25,000				$3.00
					75,000**				$2.78**
Kevin J. McAndrew*		20,000				$3.00
					50,000**				$2.78**
Jean Z. Pikus*			15,000				$3.00
					25,000**				$2.78**
Frank A. Cappiello		12,500				$3.00
Alan Manin 				 5,000				$3.00
Paul Shapiro 			 5,000				$3.00
Stephen Vineberg 			 5,000				$3.00

* The Executive Officers of Canterbury Consulting Group, Inc. stock options have been previously noted in the table Option Grants on page 6.

** As previously noted, these five-year stock option grants are part of the 1995
   Stock Option Plan as Incentive Option Awards.

	As a subsequent event in fiscal 2001 the following Directors received five-year stock options at market value.

Name 				Stock Option Amount 		Stock Option Price
----				-------------------		------------------
Stanton M. Pikus 			75,000* 				$1.50
Kevin J. McAndrew 		50,000*				$1.50
Jean Z. Pikus			25,000*				$1.50

* These five-year stock option grants are part of the 1995 Stock Option Plan as Incentive Option Awards.

	The Company had 16 meetings of the Board of Directors during the last full fiscal year. There was no incumbent who, during the last full fiscal year, attended fewer than 100% of said meetings.

PERFORMANCE GRAPH
-----------------
	The following graph demonstrates a comparison of Canterbury's stockholder returns at each fiscal year end as of November 30 with shareholder returns on a

                                    10
             Canterbury Consulting Group, Inc. -- Proxy Statement

broad market index, the Nasdaq Stock Market (US), and a industry index, Nasdaq Computer & Data Processing Services Stock. The comparison assumes $100.00 was invested on November 30, 1995 in the Company's common stock, the Nasdaq Stock Market (US) and the Nasdaq Computer & Data Processing Services Stocks.


                      COMPARISON OF CUMULATIVE TOTAL RETURN


	500 -|	+-------------------------------+
	     |	|  N  - Nasdaq National (US)    |
	450 -|	|  NC - Nasdaq Computer & Data  |
	     |	|       Processing Services     |	     NC
	400 -|	|  C  - Canterbury Consulting   |
D	     |	|       Group, Inc.             |
	350 -|	+-------------------------------+
O	     |							     N
	300 -|
L	     |									     NC
	250 -|									     N
A	     |					     NC
	200 -|
R	     |					     N
	150 -|		  	   N,NC
S	     |	    N,NC
	100 -N,NC,C
	     |
  	 50 -|	     C	     C			     C 	     C
	     |					     C
	  0 -|-----------|-----------|-----------|-----------|-----------|
	   1995	   1996	   1997	   1998	   1999	   2000

                                  Y E A R S

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ENTIRE SLATE OF
                         NOMINEES IN PROPOSAL NO. 1.

	A majority vote of over 50% will be necessary to carry this proposal.


SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS
-----------------------------------------------------------
	The following table sets forth as of August 31, 2001 certain information with regard to the record and beneficial ownership of the Company's common stock by (i) each shareholder, owner of record or beneficial owner of 5% or more of the Company's common stock (ii) each Officer or Director individually and (iii) all Officers and Directors of the Company as a group:







                                    11
             Canterbury Consulting Group, Inc. -- Proxy Statement


 					Amount and Nature of
 					Beneficial Ownership
				   Shares	  Shares Acquirable	% Owned of
 				 Currently	  Within 60 Days By 	Company's
Name 				   Owned 	   Option Exercise 	 Shares(*)
----				   -----	   ---------------	 ---------
Stanton M. Pikus(a)	1,061,248(1)	515,001(1)		  11.03%
Kevin J. McAndrew		  509,637(2)	376,668(2)		   6.20%
Jean Zwerlein Pikus(b)	  311,473(3)	216,335(3)		   3.69%
Alan B. Manin(c)		  204,054(4)	 73,668(4)		   1.94%
Stephen M. Vineberg	  108,629(5)	 71,168(5)		   1.26%
Paul L. Shapiro		  100,667(6)	 71,168(6)		   1.20%
Frank A. Cappiello	  321,667(7)	153,168(7)		   3.32%
Patricia Bednarik(e)	   10,000(8)	 15,000(8)		    .17%
Glen Hukins(e)		   15,000(9)	 31,667(9)		    .33%
D. Kent Jordan(e)		   73,425(10)	  5,000(10)		    .55%
Gregory Lantz(e)		        0(11)	 31,667(11)		    .22%
Alan McGaffin(d)(e)	  215,524(12)	 30,000(12)		   1.72%
Mark Vallario(e)		   97,425(13)	  5,000(13)		    .72%
-----------------------	---------	    ---------		  -----
All Officers, Directors
and 5% Stockholders as
a group (13 in number)	3,028,749	    1,595,510		  32.35%
				=========	    =========		  =====

(*) These percentages are calculated using total outstanding shares and total options exercisable.
  (a) Husband of Jean Z. Pikus, deemed to have beneficial interest in the 527,808 owned and acquirable within 60 days by wife and 30,335 shares of Canterbury common stock owned in the name of Matthew Zane Pikus Trust, which are not included in his total.
  (b) Wife of Stanton M. Pikus, deemed to have beneficial interest in the 1,576,249 owned and acquirable within 60 days by husband and 30,335 shares of Canterbury common stock owned in the name of Matthew Zane Pikus Trust, which are not included in her total.
  (c) 73,228 shares owned by Atlantis Family L.C., of which Mr. Manin is the sole beneficiary, are included in his total.
  (d) Mr. McGaffin is deemed to have beneficial interest in 5,000 stock options exercisable at $.531 owned by wife, which are not included in his total.
  (e) Officers of subsidiaries of Registrant.

Listed below is a table setting forth the stock options included in the Shares Acquirable Within 60 Days By Option Exercise column:










                                 12
             Canterbury Consulting Group, Inc. -- Proxy Statement

(1) Stanton M. Pikus                       (5) Stephen Vineberg
Options  Date Granted  Exercise Price      Options  Date Granted  Exercise Price
-------------------------------------      -------------------------------------
 16,667    10/29/96        $3.09             3,334    10/29/96        $3.09
 33,334    01/13/97        $2.25             8,334    01/13/97        $2.25
 50,000    05/18/98        $1.38             2,500    10/16/97        $3.56
100,000    12/04/98        $ .53            10,000    05/18/98        $1.38
 40,000    08/27/99        $1.56            17,500    12/04/98        $ .53
100,000    11/04/99        $2.40             7,000    08/27/99        $1.56
 25,000    08/02/00        $3.00            17,500    11/04/99        $2.40
 75,000*   11/28/00*       $2.78*            5,000    08/02/00        $3.00
 75,000*   01/09/01*       $1.50*

(2) Kevin J. McAndrew                      (6) Paul Shapiro
Options  Date Granted  Exercise Price      Options  Date Granted  Exercise Price
-------------------------------------      -------------------------------------
 16,667    10/29/96        $3.09             3,334    10/29/96        $3.09
 16,667    01/13/97        $2.25             8,334    01/13/97        $2.25
  8,334    10/16/97        $3.56             2,500    10/16/97        $3.56
 35,000    05/18/98        $1.38            10,000    05/18/98        $1.38
 75,000    12/04/98        $ .53            17,500    12/04/98        $ .53
 30,000    08/27/99        $1.56             7,000    08/27/99        $1.56
 75,000    11/04/99        $2.40            17,500    11/04/99        $2.40
 20,000    08/02/00        $3.00             5,000    08/02/00        $3.00
 50,000*   11/28/00*       $2.78*
 50,000*   01/09/01*       $1.50*

(3) Jean Z. Pikus                          (7) Frank A. Cappiello
Options  Date Granted  Exercise Price      Options  Date Granted  Exercise Price
-------------------------------------      -------------------------------------
  8,334    10/29/96        $3.09             3,334    10/29/96        $3.09
  8,334    01/13/97        $2.25            33,334    01/13/97        $2.25
  6,667    10/16/97        $3.56            20,000    05/18/98        $1.38
 20,000    05/18/98        $1.38            35,000    12/04/98        $ .53
 45,000    12/04/98        $ .53            14,000    08/27/99        $1.56
 18,000    08/27/99        $1.56            35,000    11/04/99        $2.40
 45,000    11/04/99        $2.40            12,500    08/02/00        $3.00
 15,000    08/02/00        $3.00
 25,000*   11/28/00*       $2.78*
 25,000*   01/09/01*       $1.50*

(4) Alan Manin                             (8) Patricia Bednarik
Options  Date Granted  Exercise Price      Options  Date Granted  Exercise Price
-------------------------------------      -------------------------------------
  3,334    10/29/96        $3.09            15,000    01/09/01        $1.50
  3,334    01/13/97        $2.25
 10,000    05/18/98        $1.38
 17,500    12/04/98        $ .53
  7,000    08/27/99        $1.56
 17,500    11/04/99        $2.40
 10,000    01/11/00        $3.67
  5,000    08/02/00        $3.00


                                     13
            Canterbury Consulting Group, Inc. -- Proxy Statement

Continuation of table setting forth the stock options included in the Shares Acquirable Within 60 Days By Option Exercise column:

(9) Glen Hukins                            (12) Alan McGaffin
Options  Date Granted  Exercise Price      Options  Date Granted  Exercise Price
-------------------------------------      -------------------------------------
  1,667    10/29/96        $3.09            20,000    12/04/98        $ .53
 10,000    12/04/98        $ .53            10,000    11/04/99        $2.40
 10,000    11/04/99        $2.40
 10,000    01/09/01        $1.50

(10) D. Kent Jordan                        (13) Mark Vallario
Options  Date Granted  Exercise Price      Options  Date Granted  Exercise Price
-------------------------------------      -------------------------------------
  5,000    01/09/01        $1.50             5,000    01/09/01        $1.50

(11) Gregory Lantz
Options  Date Granted  Exercise Price
-------------------------------------
  1,667    07/24/97        $3.47
 10,000    12/04/98        $ .53
 10,000    11/04/99        $2.40
 10,000    01/09/01        $1.50

* These five- year stock option grants are part of the 1995 Stock Option Plan as Incentive Option Awards.

	Section 16(a) of the Securities Exchange Act of 1934 requires Canterbury's Executive Officers, Directors, and affiliates file initial reports of ownership and reports of changes of ownership of Canterbury's common stock with the Securities and Exchange Commission. These Executive Officers, Directors, and affiliates are required to furnish Canterbury with copies of all Section 16(a) forms that they file. Based solely on Canterbury's review of Securities and Exchange Commission Forms 3, 4, and 5 submitted to Canterbury, and written representations from these Officers, Directors, and affiliates that no other reports were required, the Company believes that all required forms were filed on time except for Form 4's which were required to be filed in August of 2000 by Stanton M. Pikus, Kevin J. McAndrew, Jean Z. Pikus, Frank Cappiello, Alan Manin, Stephen Vineberg and Paul Shapiro which were filed in December of 2000 along with the corresponding Form 5.


Proposal No. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------
	The Board of Directors has appointed Baratz & Associates, P.A. (Baratz), independent auditors, to audit the Company's consolidated financial statements for the fiscal year ending November 30, 2001. The firm of Ernst & Young LLP ("Ernst & Young") served as independent auditors for the Company for the fiscal year ended November 30, 2000. Ernst & Young, LLP billed the Company $122,000 in fees for professional services in connection with the audit of the Company's financial statements, the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q and other services rendered to


                                 14
            Canterbury Consulting Group, Inc. -- Proxy Statement

the Company and its affiliates during the fiscal year ended November 31, 2000. The Company did not engage Ernst & Young to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended November 30, 2000. Fees billed to the Company by Ernst & Young during the Company's 2000 fiscal year for all other non-audit services rendered to the Company totaled $4,500.

	At the Annual Meeting, shareholders are being asked to ratify the appointment of Baratz as the Company's independent auditors for fiscal year 2000. Representatives of Baratz are expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions.

	On July 24, 2001, the Audit Committee of the Company's Board of Directors recommended to the full Board of Directors that the Company engage the independent certified public accounting firm of Baratz to audit the consolidated financial statements of the Company for the year ending November 31, 2001 because of significant financial savings. The Board of Directors adopted the Committee's recommendation and approved the proposed engagement of Baratz. Accordingly, the engagement of Ernst & Young as the Company's independent auditors was discontinued as of August 8, 2001.

	During the Company's two most recent fiscal years ended November 30, 2000, and the subsequent interim period through August 8, 2001, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, except for the valuation of an investment for which the auditors believed there was evidence of permanent impairment and therefore required adjustment in the Statement of Operations. The adjustment was subsequently recorded.

	There were no other "reportable events" described under Item 304(a)(1)(v) of Regulation S-K occurring within the Company's two most recent fiscal years and the subsequent interim period through August 8, 2001.

	The audit reports of Ernst & Young LLP on the consolidated financial statements of Canterbury Consulting Group, Inc. and its subsidiaries as of and for the fiscal years ended November 30, 2000 and 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

	During the Company's two most recent fiscal years ended November 30, 2000, and the subsequent interim period through August 8, 2001, the Company did not consult with Baratz & Associates regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

	A majority vote of over 50% will be necessary to carry this proposal.



                                  15

            Canterbury Consulting Group, Inc. -- Proxy Statement

EXPENSES OF SOLICITATION
------------------------
	The cost of the solicitation of proxies will be borne by Canterbury. In addition to the use of the mails, proxies may be solicited by regular employees of Canterbury, either personally or by telephone or telegraph. Canterbury does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.


OTHER MATTERS
-------------
	This proxy contains forward looking statements. The actual results might differ materially from those projected in the forward looking statements. Additional information concerning factors that could cause actual results to materially differ from those in forward looking statements is contained in Canterbury Consulting Group, Inc.'s SEC filings, including periodic reports under the Securities Exchange Act of 1934, as amended, copies of which are available upon request from Canterbury's Investor Relations Department.


	 					Respectfully submitted,

	 					By:/s/ Jean Zwerlein Pikus
 						   -----------------------
 	 				 	   Jean Zwerlein Pikus
		 				   Vice President and Secretary


Dated:  September 6, 2001


	Stockholders who do not expect to be present at the meeting and who wish to have their shares voted, are requested to make, date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if it is mailed in the United States.

















                                  16
            Canterbury Consulting Group, Inc. -- Proxy Statement

APPENDIX A

Audit Committee Charter

Organization

This charter governs the operations of the Audit Committee for Canterbury Consulting Group, Inc. Initially, the committee is comprised of the following outside directors: Frank Cappiello, Steve Vineberg and Paul Shapiro. The committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The committee was appointed by the Board of Directors and comprises at least three directors, each of whom are independent of Management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, [or shall become financially literate within a reasonable period of time after appointment to the committee,] and at least one member shall have accounting or related financial management expertise (which is Mr. Cappiello).

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by Management and the Board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and Management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee will take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

                                  17
            Canterbury Consulting Group, Inc. -- Proxy Statement

* The committee shall have a clear understanding with Management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from Management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

* The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with Management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

* The committee shall review the interim financial statements with Management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

* The committee shall review with Management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just \ acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

















                                      18